THIS WARRANT HAS BEEN, AND THE WARRANT SHARES ISSUABLE UPON EXERCISE HEREOF WILL BE, ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") AND OF THE FLORIDA INVESTOR PROTECTION ACT (THE "FLORIDA ACT"). SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE FLORIDA ACT, AND (II) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, THE FLORIDA ACT, AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

                 TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC.

Original Issue Date: May 30, 1996                              Warrant No. 96R-2

                              AMENDED AND RESTATED
                        WARRANT TO PURCHASE COMMON STOCK


THIS WARRANT AMENDS, RESTATES AND SUPERSEDES THAT CERTAIN WARRANT 93-2, ISSUED TO HOLDER JUNE 2, 1993, TO GIVE EFFECT TO THE SPECIAL RIGHT OF REDEMPTION GRANTED TO TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC. PURSUANT TO ARTICLE 7 OF THAT CERTAIN SERIES A REDEEMABLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT DATED JUNE 2, 1993.

     THIS CERTIFIES THAT IN CONNECTION WITH, and as an inducement to CHRISTOPHER ALLICK (the "Holder"), to consummate the transactions contemplated by that certain Series A Redeemable Preferred Stock and Warrant Purchase Agreement, dated June 2, 1993 among Holder, TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC., a Florida corporation (the "Corporation"), and certain other parties identified therein (the "Purchase Agreement"), Holder is entitled to purchase, on the terms and conditions hereinafter set forth, FOUR THOUSAND ONE HUNDRED EIGHTY-TWO (4,182) shares of the Common Stock, $.01 par value, of the Corporation (the "Common Stock"), at a price $.01 per share (the "Exercise Price"), such number of shares and such Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.
 Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively the "Warrant Shares").

     SECTION 1. REGISTRATION OF WARRANT. This Warrant is one of a series of Warrants (collectively, the "Transaction Warrants") issued in connection with the transaction contemplated by the Purchase Agreement. Each Transaction Warrant contains identical terms except for the number of Warrant Shares and the distinctive Warrant number. The Corporation shall register this Warrant, upon records to be maintained by the Corporation for that purpose, in the name of the record Holder of this Warrant from time to time. The Corporation shall deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise or any distribution to the Holder hereof, and for all other purposes, and the Corporation shall not be affected by any notice to the contrary.

     SECTION 2.  EXERCISE OF WARRANT.

     2.1 TIME OF EXERCISE. This Warrant may be exercised in whole or in part, at any time or from time to time prior to 5:00 p.m., Eastern Daylight Time, June 1, 2005, unless extended as hereinafter provided. The Corporation shall deliver to Holder, not less than 30 nor more than 60 days prior to the Expiration Date, written notice (the "Expiration Notice") which specifies the last date this Warrant may be exercised. The failure to deliver the Expiration Notice shall automatically extend the Expiration Date until a date which is 30 days after the date the Expiration Notice shall have been delivered to Holder. The last day this Warrant can be exercised, whether June 1, 2005 or a later date determined as set forth above is hereinafter referred to as the "Expiration Date."

     2.2 MANNER OF EXERCISE. In order to exercise this Warrant, the registered Holder hereof shall deliver to the Corporation at its principal office at 3300 University Drive, Suite 001, Coral Springs, Florida 33065, Attention: President, or at such other office as shall be designated by the Corporation in writing pursuant to Section 12 hereof on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of such registered Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by the registered Holder or an authorized officer thereof, (ii) a check payable to the order of the Corporation, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials"). Upon timely receipt of the Exercise Materials, the Corporation shall, as promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, execute or cause to be executed and delivered to such registered Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, as hereinafter provided, and, (x) if the Warrant is exercised in full, a copy this Warrant marked "Exercised" or (y) if the Warrant is partially exercised, a copy this Warrant marked "Partially Exercised" together with a new Warrant on the same terms for the unexercised balance of the Warrant Shares. All of the certificates evidencing Warrant Shares shall bear the legend set forth in
Section 8.2 hereof. The stock certificate or certificates shall be registered in the name of the registered Holder of this Warrant or such other name as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Exercise Date"), and the date the person in whose name any certificate for Warrant Shares is issued shall be deemed to have become the holder of record of such shares, shall be the date the Corporation receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Warrant Shares, except that, if the date on which the Exercise Materials are received by the Corporation is a date when the stock transfer books of the Corporation are closed, the Exercise Date shall be the date the Corporation receives the Exercise Materials, and the date such person shall be deemed to have become the holder of the Warrant Shares shall be the next succeeding date on which the stock transfer books are open.

     SECTION 3. ADJUSTMENTS TO WARRANT SHARES. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment in certain cases as set forth in this Section 3.

     3.1 CONSOLIDATION, MERGER, OR SALE. In the event the Corporation is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Corporation to, any person, or in the case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Corporation, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Corporation or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Corporation"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder of this Warrant, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 3.1(a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder of this Warrant and executed by the Successor Corporation which provides that the Holder of this Warrant shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Corporation or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 3 hereof.

     3.2 ADJUSTMENTS FOR STOCK DIVIDENDS AND SPLITS. In the event the Corporation should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Corporation resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.01 per Share.

     3.3 REVERSE STOCK SPLITS. In the event the Corporation should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Corporation, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

     3.4 RECLASSIFICATION. In the event the Corporation should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

     3.5 SALES OR DEEMED SALES OF CORPORATION SECURITIES.

               (a) [Intentionally omitted].

               (b) From and after the Original Issue Date of this Amended and Restated Warrant, if and whenever the Corporation shall issue or sell any shares of Common Stock or any equity or debt securities of the Corporation which are convertible into or exchangeable for shares of Common Stock, then, forthwith upon such issuance or sale, the number of Warrant Shares issuable upon the exercise of this Warrant shall be adjusted to a number which is equal to (i) the quotient of (x) the number of warrant shares issuable upon exercise hereof on the Original Issue Date DIVIDED BY (y) 20,910, MULTIPLIED BY (ii) the difference between (1) the quotient of (x) the number of shares of Fully Diluted Common Stock immediately after such issuance or sale DIVIDED BY (y) .9772 MINUS (2) the number of shares of Fully Diluted Common Stock immediately after such issuance or sale. As used herein, the term "Fully Diluted Common Stock" means the outstanding shares of Common Stock assuming the conversion into Common Stock of all then outstanding convertible securities (at the then effective conversion prices), and the exercise of all then outstanding rights, options, and warrants, excluding the Transaction Warrants.

     3.6 NO DILUTION OR IMPAIRMENT. The Corporation will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

     3.7 NOTICE OF ADJUSTMENT. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Corporation shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

     SECTION 4. CASH DIVIDENDS. In the event of any payment of any cash dividend or any distribution of property (including evidences of indebtedness of the Corporation, but excluding distributions of Common Stock), either tangible or intangible, to the holders of the Common Stock, prior to the Exercise Date, the registered Holder of this Warrant shall be entitled to receive, concurrently with the holders of the Common Stock, the per share amount of any such dividend or distribution MULTIPLIED BY the number of Warrant Shares then issuable upon exercise of this Warrant in the same manner and to the same extent as if the registered Holder of this Warrant were then the registered owner of such number of shares of Common Stock. For purposes hereof, the per share amount of any distribution of property shall be the fair market value thereof as determined by the Board of Directors in good faith in the resolutions authorizing any such distribution.

     SECTION 5. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid and non-assessable. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     SECTION 6. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation.

     SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER TO THE CORPORATION. The registered Holder of this Warrant, by acceptance of this Warrant represents, warrants, and covenants to the Corporation as follows:

          (a) The Holder is acquiring this Warrant, and agrees that the exercise of this Warrant and the acceptance of a certificate for Warrant Shares shall constitute its representation that the Warrant Shares are being acquired, for its own account for investment and not with a view to the distribution thereof, subject, however, to Holder's right to transfer this Warrant and the Warrant Shares in accordance with and subject to the restrictions on such transfer set forth herein.

          (b) The Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or state securities laws, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws. The Holder acknowledges being informed that this Warrant and the Warrant Shares must be held indefinitely unless this Warrant or the Warrant Shares are registered for sale by such Holder under the Securities Act and applicable state securities laws or an exemption from registration is available. The Holder understands that a sale of the Warrant Shares made in reliance upon Rule 144 promulgated under the Securities Act ("Rule 144") can only be made in accordance with the

- -5-
terms and conditions of Rule 144 and further understands that in the event that the exemption from registration provided by such Rule is not available, compliance with some other exemption under the Securities Act will be required in the absence of registration.

          (c) The Holder agrees not to sell, transfer, pledge or hypothecate this Warrant or any Warrant Shares unless a Registration statement is effective for this Warrant or Warrant Shares under the Securities Act or, in the written opinion of such Holder's counsel (a copy of which opinion shall be addressed to and delivered to the Corporation, and which counsel and which opinion shall be reasonably satisfactory to the Corporation), such transaction will not result in any violation of the registration requirements of the Securities Act or any applicable state securities law. The Corporation may not, and may instruct its transfer agent not to, transfer this Warrant or the Warrant Shares unless the Corporation has been advised by its counsel that the Holder has complied with the provisions of this Warrant and applicable securities laws relating to the proposed transfer.

     SECTION 8. TRANSFER OF SECURITIES.

     8.1 RESTRICTION ON TRANSFER. This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon the conditions specified in
Section 7 and this Section 8, which conditions are intended to ensure compliance with the provisions of the Securities Act and applicable State securities laws with respect to the transfer of such securities. The Holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of Section 7 and this Section 8 and to indemnify and hold harmless the Corporation against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     8.2 RESTRICTIVE LEGEND. Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

     Legend for Warrant Shares or other shares of capital stock:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND THE FLORIDA INVESTOR PROTECTION ACT (THE "FLORIDA ACT") THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR TRANSFERRED OTHER THAN (I) PURSUANT TO AN EFFECTIVE REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND THE FLORIDA ACT, AND (II) UPON RECEIPT BY THE ISSUER OF EVIDENCE SATISFACTORY TO IT OF COMPLIANCE WITH THE 1933 ACT, THE FLORIDA ACT, AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE ABOVE LAWS.

     8.3 TRANSFER OF WARRANTS. Subject to the restrictions on transfer specified in Section 7 and this Section 8, the Warrant is transferable in accordance with this Warrant, in whole or in part, at the

- -6-
agency or office of the Corporation referred to in Section 1 hereof, by the Holder hereof in person or by a duly authorized attorney, upon surrender of this Warrant, with the Form of Assignment attached hereto duly executed by the then registered Holder of this Warrant or its duly authorized agent. The Corporation or its transfer agents shall register the transfer of any Warrants transferred in compliance with Section 7 and this Section 8 upon records to be maintained for that purpose, upon surrender of this Warrant. Upon any such Registration of transfer, a new Warrant substantially in the form of this Warrant evidencing the Warrant so transferred shall be issued to the transferee.

     SECTION 9. LOST, STOLEN, MUTILATED, OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated, or destroyed, the Corporation shall issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated, or destroyed, provided the registered Holder hereof shall deliver a lost warrant certificated in customary form, including indemnification of the Corporation.

     SECTION 10. FRACTIONAL WARRANT SHARES. The Corporation shall not be required to issue any fractions of Warrant Shares upon exercise of this Warrant, but the Corporation shall pay cash in respect of any fractional interest in a Warrant Share which would otherwise be issuable in an amount equal to the same fraction of the fair market value per share of the Common Stock on the day of the exercise, as reasonably determined by the Board of Directors of the Corporation.

     SECTION 11. NOTICE. All notices, requests, demands, and other communications required or permitted under this Warrant and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given, made, and received when personally delivered the day after deposited with a recognized national overnight delivery service prior to its dead-line for receiving packages for next day delivery or upon the fifth day after deposited in the United States registered or certified mail with postage prepaid, return receipt requested, in each case addressed as set forth below:

     If to the Corporation:   Transeastern Properties of South Florida, Inc.
                              3300 University Drive
                              Suite 001
                              Coral Springs, FL 33063
                              Attention: President

     If to the Holder hereof, to the address of such Holder appearing on the books of the Corporation.

     SECTION 12. CAPTIONS, SECTION, HEADINGS. Captions and section headings used herein are for convenience only, and are not a part of this Warrant and shall not be used in construing it.

     SECTION 13. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws in the State of Florida, irrespective of the choice of law provisions.

     IN WITNESS WHEREOF, TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC., has caused this Warrant to be executed in its name by its duly authorized officers under its corporate seal, and to be dated as of the date first above written.

                    TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC.


                    By:  ___________________________________
                                   Arthur J. Falcone, President

ATTEST:

____________________________
Philip Cucci, Secretary

                               FORM OF ASSIGNMENT

            [To be signed only upon transfer of unexercised Warrant]


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the attached Warrant to purchase the number of full shares of Common Stock, $____ par value, of Transeastern Properties of South Florida, Inc., issuable upon exercise of said Warrant, and appoints ________________, Attorney, to transfer such Warrant on the books of Transeastern Properties of South Florida, Inc., with full power of substitution in the premises.

Dated:  ___________________             _______________________________
                                             [Signature]


                                        _______________________________

                                        _______________________________
                                             [Address]

Signature guaranteed by a member of a national securities exchange or national bank:


__________________________


                                     NOTICE

     The signature above must correspond to the name as written upon the fact of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                           FORM OF NOTICE OF EXERCISE

                  [To be signed only upon exercise of Warrant]


To:  TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC.


     The undersigned registered Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, the full number of whole shares of Common Stock, $____ par value, of Transeastern Properties of South Florida, Inc., issuable upon exercise of said Warrant and hereby surrenders said Warrant and delivers to Transeastern Properties of South Florida, Inc., in immediately available funds, $_________ representing the Purchase Price for such shares. The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is _________________________________ and social security or tax identification number is ______________.


Dated:  _________________________       ____________________________


                                     NOTICE

     The signature above must correspond to the name as written upon the fact of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.